[LOGO]                                                      Application
                                                            Irrevocable Clean Sight
                                                            Letter of Credit
-----------------------------------------------------------------------------------

NORWEST BANK  COLORADO NATIONAL ASSOCIATION                 BANK REFERENCE NO.
             -------------------------------
(HEREAFTER REFERRED TO AS "BANK")

                                     INSTRUCTIONS FOR COMPLETION OF APPLICATION
                                                 (MUST BE TYPED)

1. ADVISE THROUGH (NAME OF FOREIGN BANK, IF APPLICABLE)          UNDER "ACCOMPANIED BY" #2 SIMPLE STATEMENT - EXAMPLE: "AMOUNT
2. DATE AND PLACE OF EXPIRY - VALIDITY OF THE LETTER OF CREDIT   DRAWN REPRESENTS FUNDS DUE AND OWING AS PER AGREEMENT DATED
3. APPLICANT NAME AND ADDRESS                                    XX XX 19XX" OR "A DEFAULT HAS OCCURRED UNDER THAT CERTAIN AGREEMENT
4. BENEFICIARY NAME AND ADDRESS                                  BETWEEN (BENEFICIARY) AND (APPLICANT)"
5. CURRENCY AND AMOUNT (I.E. USD, DEM, ETC.)
                                                                 UNDER #3 SPECIAL CONDITIONS - THESE ARE ADDITIONAL TERMS TO THE
                                                                 CREDIT NOT ALREADY INDICATED UNDER #2. EXAMPLE: AUTOMATIC RENEWAL,
                                                                 ETC.

1._____________________________________                          ------------------------------------------------------------
_______________________________________                          2. Date of Expiry     Place of Expiry (3 p.m. Mountain Time)
_______________________________________                             (YY MM DD)
_______________________________________                              11-29-96
                                                                 ------------------------------------------------------------

PLEASE OPEN THE FOLLOWING IRREVOCABLE CREDIT BY  / / BY MAIL  / / BY TELETRANSMISSION

-----------------------------------------------------------------------------------------------------------------------------
3. APPLICANT--FULL NAME & ADDRESS                                  4. BENEFICIARY-FULL NAME & ADDRESS
Coleman Natural Products, Inc.                                    Commissioner of Agriculture
5140 Race Ct., Suite 4                                            State of Colorado as Trustee for the Packer
Denver, CO 80216                                                    and Stockyards Administration
                                                                  307 Livestock Exchange Bldg.
                                                                  Denver, CO 80216-2140
-----------------------------------------------------------------------------------------------------------------------------
5. CURRENCY                                                       AMOUNT
    U.S. Currency                                                        $235,000.00
-----------------------------------------------------------------------------------------------------------------------------

DRAFTS AT SIGHT DRAWN ON NORWEST BANK   COLORADO,  NATIONAL ASSOCIATION
                                      -----------------------------------------
ACCOMPANIED BY:

1. THIS LETTER OF CREDIT ISSUED PER ATTACHED FORMAT.

2. A STATEMENT PURPORTEDLY SIGNED BY THE BENEFICIARY STATING THAT:





3. SPECIAL CONDITIONS:

   Coleman Natural Products, Inc. is the successor in interest to Coleman Natural Meats, Inc.
   This application will replace the Letter of Credit dated 10-27-95 #S800716.




-----------------------------------------------------------------------------------------------------------------------------
THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH IN THE LETTER OF CREDIT AGREEMENT APPEARING ON
THE FOLLOWING PAGES.
-----------------------------------------------------------------------------------------------------------------------------

99-10-28 (REV. 4/92)

In consideration the "Bank" issuing, at the request of the undersigned, its Standby Letter of Credit in accordance with the terms of the Application on the reverse hereof (the "Credit"), we, the undersigned, agree as follows:

1. THE OBLIGATION: As to all drafts, acceptances or other instruments or demands under the Credit: (a) in the case of each sight draft, instrument, or demand ("draft"), to reimburse the Bank at its banking house on demand, the amount paid on such draft, or, if requested by the Bank, to pay to it in advance the amount required to pay such draft; and (b) to pay to the Bank, at its banking house the amount of each acceptance, on demand but in any event not later than maturity, or, if such acceptance is not payable at its banking house, then on demand but in any event in time to reach the place of payment in the course of the mails not later than one business day prior to maturity. Unless otherwise specified on the face hereof, if any such draft or acceptance is payable in currency other than United States currency, the amounts payable shall be the equivalent in United States currency of the amounts payable in such other currency, at the rate of exchange current at the time of transmission for cable transfer to the place of payment, or, if there is no such rate at such time, then at such rate as the Bank may designate. Any unpaid amount which may become due and payable to the Bank under this Agreement may be charged by it, in its sole discretion, against any funds then held by it for our account, without prior notice to us.

2. APPLICABLE FEES: We will pay to the Bank upon its acceptance of this
application a Credit fee of $      and annually, commencing one year
from the date of this application, a standby fee in the percentage amount stated on the face hereof. We also agree to pay to the Bank interest at the
rate of     % per year over the large business prime rate charged by the Bank as adjusted the day after any change in such rate on such amounts as the Bank may pay under the Credit and to reimburse the Bank for all additional charges and expenses paid or incurred by it in connection with the Credit.

3. ACCEPTANCE OR PAYMENT OF DRAFT: Notwithstanding any term in the Credit, the Bank may accept or pay any draft dated on or before the expiration of any time limit expressed in the Credit regardless of when drawn and whether or when negotiated, provided that the other required documents and certificates are dated on or prior to the expiration date of the Credit.

4. EXTENSION OR MODIFICATION: In the event of any increase in the amount of the Credit, or the extension (for one or more periods) of the maturity or time for presentation of drafts, acceptances, certificates or documents, or any other modification of the terms of the Credit, at the request of any of us with or without notice to the others, this Agreement, and the Bank's rights hereunder, shall continue unimpaired and shall be binding upon us with respect to any action taken by the Bank in accordance with such extension, increase or other modification.

5. LIABILITY OF BANK: The users of the Credit shall be deemed our agents and we agree that their acts and omissions shall not result in any liability of the Bank to us. The Bank shall not be responsible for: the occurrence or nonoccurrence of any event, or the existence or nonexistence of any circumstance, recited in any certificate presented in support of a draft; the validity, sufficiency, or genuineness of documents or certificates, even if such documents or certificates should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; delay in giving or failure to give any notice; compliance with or circumstances resulting from any laws, customs or regulations which may be effective in countries of negotiation or payment of the Credit; failure of any draft at negotiation, or failure of any person to note the amount of any draft on the reverse of the Credit or to surrender or take up the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by the Bank without our agreement; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, radio or otherwise; nor shall the Bank be responsible for any act, error, negligence, delay, fraud, deviation from instructions or default, omission, insolvency or failure in the business of any party having or purporting to have, any relationship to any of our obligations which may be paid by a draft, or for any refusal by the Bank or any of its correspondents to pay or honor drafts drawn under the Credit because of any applicable law, decree or edict, legal or illegal, of any governmental agency now or hereafter in force, or for any other matter beyond the Bank's control. None of the foregoing shall affect, impair, or prevent the vesting of any of the Bank's rights or powers hereunder, or our obligations hereunder. In addition to the foregoing, any action taken or failure to act or omission by the Bank under or in connection with the Credit or the relative drafts, documents or certificates, if taken in good faith, shall be binding on us and shall not result in any liability of the Bank to us. We will indemnify the Bank and hold it harmless from and against each and every claim, demand, action or suit, together with attorneys' fees and expenses therein, which may arise against the Bank, by reason of any action taken pursuant to this Agreement.

6. THE SECURITY: As security for any and all of our obligations and liabilities hereunder and also for any and all of our other obligations and liabilities to the Bank, however created, arising or evidenced, whether joint or several, direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (hereinafter called the "Liabilities"), we agree at any time and from time to time, if the Bank shall feel insecure, to deliver, convey, transfer, and assign to the Bank, on demand, as security for any and all Liabilities, property of a value and character satisfactory to the Bank. Each of us further agrees that all property belonging to us or any of us, or in which we or any of us may have an interest, of every nature whatsoever, now or at any time hereafter delivered, acquired, conveyed, transferred, assigned, or paid to the Bank, or coming into its possession or into the possession of anyone for the Bank in any manner whatsoever, whether expressly as security for any of the Liabilities or for safe-keeping or otherwise, and all items received for collection or transmission and the proceeds thereof, whether or not such property is in whole or in part released to us on trust receipt or otherwise under any instrument whereby the Bank retains a security interest, are hereby pledged as security for all Liabilities. All such goods, instruments, documents and other property hereinabove referred to, together with any and all other property in which the Bank is granted a security interest by us hereunder or under any other instrument, are hereinafter collectively referred to as the "Collateral".
All or any of the Collateral may be dealt with, held, and disposed of by the Bank as hereinafter provided; and receipt by the Bank, at any time, of other security, including cash, shall not be deemed a waiver of any of its rights or powers herein mentioned. If the Bank delivers to us any of the Collateral prior to its receipt of reimbursement for drafts or acceptances as herein provided, we agree to execute and deliver to the Bank, at its request, trust receipts or other security instruments and financing statements complying with the requirements of applicable law, in such form as may be required by the Bank, and to pay all filing fees in connection therewith. If notice is required by law of any sale or other disposition of Collateral, five days written notice shall be deemed reasonable.

7. EVENTS OF DEFAULT: The occurrence of any one or more of the following events or existence of one or more of the following conditions, with respect to ourselves (or any endorsers or guarantors of our Liabilities) shall constitute an event of default under this agreement (hereinafter referred to as an "Event of Default"): (a) Failure to pay when due any of the Liabilities (whether due on the date provided for therein or by acceleration or otherwise); (b) Failure to pay to the Bank in advance the amount required to pay each sight draft, instrument or demand under the Credit, if requested by the Bank to make such payment; (c) Failure to deliver, convey, transfer and assign to the Bank, on demand, as security for any and all Liabilities, additional Collateral of a value and character satisfactory to the Bank; (d) any representation or warranty made in writing to Bank herein or in connection with the granting of the Credit, or any certificate, statement or report made in compliance with this agreement or any of the Liabilities by us (or any endorser or any guarantor of any of the Liabilities) shall prove at any time to have been incorrect in any material respect when made, or we (or any endorser or any guarantor of the Liabilities) shall fail to perform or observe any covenant or agreement contained in this agreement or any document or instrument executed in connection herewith; (e) there shall occur a default or event of default under the terms of any promissory note, security agreement or any other document executed in connection herewith or in connection with any of the Liabilities; (f) (i) we (or any endorser or any guarantor of the Liabilities) shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt or admit in writing the inability to pay debts as they mature; or
(ii) we (or any endorser or any guarantor of the Liabilities) petition or apply to any tribunal for the appointment of a receiver or any trustee or similar officer for us (or any endorser or any guarantor of the Liabilities) or a substantial part of the assets of us (or any endorser or any guarantor of the Liabilities), or (iii) we (or any endorser or any guarantor of the Liabilities) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect or if there shall have been filed any such petition or application; or any such proceeding shall have been commenced against us (or any endorser or any guarantor of the Liabilities), that remains undismissed for a period of thirty days or more; or we (or any endorser or any guarantor of the Liabilities) by any act or omission, shall indicate our or their consent to, approval of or acquiescense in any such petition, application or proceeding, or the appointment of a receiver of or any trustee or similar officer for us (or any endorser or any guarantor of the Liabilities) or any substantial part of any of the properties of us (or any endorser or any guarantor of the Liabilities); or (iv) we (or any endorser or any guarantor of the Liabilities) shall suffer any such receivership or trusteeship to continue undischarged for a period of thirty days or more; or (v) any judgment, writ, warrant of attachment or execution of similar process shall be issued or levied against a substantial part of the property of us (or any endorser or any guarantor of the Liabilities) and such judgment, writ or similar process shall not be released, vacated or fully bonded within sixty days after its issue or levy
(g) a lien or other encumbrance shall be filed against the Collateral and the same shall not have been removed or we shall not have posted adequate security therefor within ten days after the filing thereof; or (h) this agreement or any promissory note, any guarantee, any security agreement or other document executed in connection herewith shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by us (or any endorser or any guarantor of the Liabilities), or we (or any endorser or any guarantor of the Liabilities) shall deny that we or they have any or further liability or obligation hereunder or thereunder.

8. REMEDIES OF BANK: Upon the occurrence of any Event of Default and at the time thereafter, at the option of the Bank, the Liabilities including all accrued interest and other amounts payable hereunder (including amounts which the Bank may require to be paid in advance under paragraph 4 hereof for amounts which are due or may become due under the Credit), shall become immediately due and payable without presentment, demand, protest or other notice of any kind all of which are expressly waived by us (and any endorser or guarantor of the Liabilities). The Bank may proceed with every remedy available at law or equity or provided for herein or in any document executed in connection herewith or in connection with any of the Liabilities, and all expenses incurred by the Bank in connection with any remedy shall be deemed indebtedness of us to the Bank and a part of the Liabilities. The Bank may apply the proceeds from any Collateral or from any other source against any of the Liabilities (including amounts which the Bank may require to be paid in advance under paragraph 1 hereof for amounts which are due or may become due under the Credit) as and in any order it sees fit. Without limiting the foregoing, the Bank shall have the remedies of a secured party under the Uniform Commercial Code as then in effect in Colorado, including without limitation the right (i) to take possession of any of the Collateral not then in its possession and (ii) to have us assemble such Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties. To take possession the Bank may enter upon any premises and remove the Collateral therefrom. If notice is required by law, five days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to us. No such notice is necessary if the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market.
If the Bank in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, the Bank may sell such Collateral privately or in any other manner deemed advisable by the Bank at such price or prices as the Bank determines in its sole discretion. We recognize that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by the Bank may result in a lower sales price than if the sale were otherwise held. As a supplementary or additional remedy, the Bank shall also be entitled, without notice or demand and to the extent permitted by law: (i) to exercise or continue to exercise all of the rights granted to the Bank hereunder or (ii) to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights granted to the Bank hereunder.

9. SUBROGATION: Upon our failure or that of any endorsers or guarantors of our obligations under this Agreement to pay when due any of the Liabilities, we agree: (a) that the Bank shall be subrogated to all of our rights, powers, privileges and remedies against any party having or purporting to have any relationship whatsoever to any of our obligations which may be paid by a draft, to the extent that the Bank has not been reimbursed for all amounts paid by it on drafts and all other expenses incurred by it under the Credit, together with all expenses, including without limitation, attorneys' fees, incurred in exercising its subrogation right hereunder; (b) to execute and deliver to the Bank, at its request and without further consideration in any form, all documents deemed useful by the Bank in exercising its subrogation right hereunder, including without limitation assignments of causes of action; (c) to provide the Bank, at its request and without further consideration in any form, all assistance and cooperation which it deems useful in exercising its subrogation right hereunder, including without limitation making ourselves, our officers, agents and employees, and our business records, available to the Bank at such locations and for such times as it requests; (d) that the Bank's exercise of its subrogation right hereunder shall not constitute a waiver by the Bank of any of its other rights under this Agreement, including without limitation its right to enforce any of the Liabilities against us, our endorsers or our guarantors; and (e) that the Bank may settle or compromise any of our rights, powers, privileges and remedies to which it is subrogated hereunder in its sole discretion, without our consent.

10. COMPLIANCE WITH LAW OR REGULATION: We agree that no transactions under the Credit will be made or undertaken in violation of the laws of the United States or any other jurisdiction governing the Credit or the regulations of any governmental agency.

11. WAIVER OF RIGHTS: No delay by the Bank in exercising any of its rights hereunder shall constitute a waiver of any such rights. The bank will not be deemed to have waived any of its rights hereunder, unless its authorized officer shall have signed such waiver in writing. No such waiver, unless expressly stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver. No such waiver shall impair any of the rights of the Bank other than those rights expressly waived.

12. PROPERTY DEFINED: The word "property" as used in this Agreement includes goods, merchandise, securities, funds, intangibles, and any and all other forms of property, whether real, personal or mixed, and any right or interest therein.

13. JOINT AND SEVERAL LIABILITY: If this Agreement is signed by one individual, the terms "we", "our", "us", shall be read throughout as "I", "the undersigned", "my", "me", as the case may be. If this Agreement is signed by two or more parties, it shall be joint and several agreement of such parties, and all parties signing this Agreement shall be jointly and severally liable for all liabilities. Each of us shall be deemed to be the agent of all the others of us, and the Bank may increase the amount of the Credit or otherwise act at the request of any one or more of us, return or turn over the Collateral and any other property to any one or more of us, and give notice or notices, whether or not required to be given, to any one or more of us, all as the Bank may elect and without notice to any others of us. All of our agreements and obligations hereunder shall inure to the benefit of the Bank's successors, correspondents, agents, representatives and the employees of each.

14. PARAGRAPH HEADINGS: The paragraph headings are for convenience only and shall not affect the construction hereof.

15. APPLICABLE LAW: This agreement has been made and delivered in Colorado and shall be construed in accordance with and governed by the laws of the State of Colorado. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

DATED, this 17th day of October, 1996.

By  Lee N. Arst                         Pres/CEO
    --------------------------------------------
    Signature                             Title


By  Richard P. Dutkiewicz   Vice President & CFO
    --------------------------------------------
    Signature                             Title

                           AUTHORIZATION OF CORRESPONDENT BANK

     We request that you issue your letter of credit as our agent pursuant to the application on the reverse side hereof subject to the terms and conditions set forth in the Letter of Credit Agreement, enclosed herewith, or previously submitted and signed by the applicant.

     In consideration of the issuance of the Letter of Credit as our agent we agree to reimburse you on demand and authorize you to charge any accounts we may have with you for any and all amounts for which you are liable thereunder plus your commissions and charges. As security for the total of this Letter of Credit and your obligations thereunder and for the performance of any and all of our obligations hereunder, you are given a lien upon and/or right of set-off in respect of any and all property or money held for, belonging to or in said accounts now or at any time with you. We agree to set aside and hold in trust for you any and all funds and property lodged with us for the fulfillment of the obligations under the Letter of Credit.

Dated, the ______ day  of                     -------------------------------
                                              Name of Bank
__________________ . 1996
                                              -------------------------------
                                              Authorized Signature








--------------------------------------------------------------------------------
   OUTSTANDING L/CS                  $           APPROVED BY:
                    (STANDBY,
                     COMMERCIAL BAS:)
 ------------------------------------------------------------------------------
   AMOUNT OF L/C                     $           GR      AT:     PPC#
B                (/ / US / / FOREIGN
A                 RATE:)
N ------------------------------------------------------------------------------
K  TOTAL LOANS                       $           LOAN CLOSER:

U
S ------------------------------------------------------------------------------
E  TOTAL                             $           FEES: ISSUANCE:

O
N ------------------------------------------------------------------------------
L  AUTHORIZED LINE                                     NEGOTIATION    %  $
Y
  ------------------------------------------------------------------------------
   EXPIRATION OF LINE                                  MINIMUM:

  ------------------------------------------------------------------------------
   REPAYMENT MATURITY                            METHOD OF PAYMENT

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[LOGO]                                           Norwest Bank Colorado, N.A.
                                                 Denver
                                                 1740 Broadway
                                                 Denver, Colorado 80274
                                                 303/861-8811


                   CONTROL AGREEMENT WITH A SECURITIES INTERMEDIARY


To: Norwest Investment Services, Inc. (the "Securities Intermediary") 1700 Broadway
       Denver, CO 80274
       Attention: Brenda Fredrickson


Re:    Coleman Natural Products, Inc.  (the "Pledgor")
       5140 Race Ct., Suite 4
       Denver, CO 80216
       Taxpayer I.D. No. 840886892
       The Securities Intermediary's Account No. 01487883 (the "Account") Investment Property Pledged: ( ) All Investment Property in the Account, or
(X) Investment Property in the Account listed on Attachment A to this Agreement (if the entire Account is pledged, "Investment Property" (X) will include ( ) will not include reinvested interest, dividends, and capital gains per existing instructions from Pledgor.

Dear Sir or Madam:

     This is to advise you that the interest of the Pledgor in the Investment Property described above and credited or to be credited to the above referenced Account has been pledged to Norwest Bank Colorado, National Association (the "Bank"), pursuant to the terms of a collateral pledge agreement or security agreement securing certain obligations of the Pledgor to the Bank.

     Pledgor has advised the Bank that there currently is not in effect any pledge by the Pledgor of the Investment Property to any party other than the Bank.

     Accordingly, the Bank and the Pledgor agree to the following terms relating to the control of the Investment Property and jointly request that the Securities Intermediary agrees (1) to register this pledge on its books and control the Investment Property on behalf of and at the direction of the Bank; (2) to permit no person or entity, including the Pledgor, to withdraw, redeem, sell, exchange, substitute or otherwise dispose of the Investment Property, or any proceeds thereof, until the Bank has released its pledge in writing; (3) not to register on its books any other pledge of the Investment Property until the Bank has released its pledge in writing; and (4) to either redeem and delivery the proceeds of the Investment Property to the Bank or transfer the Investment Property to the Bank upon demand and without further notice or consent from the Pledgor.

     This Control Agreement with a Securities Intermediary (the "Agreement") establishes the Bank as a registered pledgee in control of the Investment Property, with all rights and privileges granted to a registered pledgee or purchaser under Articles 8 and 9 of the Uniform Commercial Code


                                 Page l of 2
in the state where the Bank is located. The Securities Intermediary agrees to subordinate any security interest it may have in the Investment Property to the Bank's security interest in such property. The Securities Intermediary also understands that the Bank may from time to time partially release Investment Property or any proceeds of Investment Property pursuant to the terms of the collateral pledge agreement or security agreement, and that any such partial release shall not result in a release of the remainder of the Investment Property pledged to and controlled by the Bank pursuant to this Agreement.

     Please confirm your consent and agreement to the terms of this Agreement by executing three originals of this Agreement as soon as possible and returning two originals to the Bank at the address and to the attention of the individual indicated below.

NORWEST BANK COLORADO, NATIONAL ASSOCIATION

By  /s/  DARYL MOELLENBERG
    ----------------------------                    Dated  10/15/96
    Daryl Moellenberg                                      --------
    Vice President

                                 PLEDGOR

Pledgor hereby directs and authorizes the Securities Intermediary to execute this Agreement for Pledgor.

    /s/  Lee N. Arst
    ----------------------------                    Dated  10/15/96
    Pledgor                                                --------

    /s/ Richard P. Dutkiewicz
    ----------------------------                    Dated  10/15/96
    Pledgor                                                --------
                          THE SECURITIES INTERMEDIARY

     AGREED to this _____ day of ___________ 199_. Also attached is a copy of the Resolution of the Securities Intermediary authorizing the undersigned to execute this Agreement on behalf of the Securities Intermediary.

    ----------------------------

By: ----------------------------
Its:----------------------------

                                 ATTACHMENT A


This is attached to and made a part of a Control Agreement with a Securities Intermediary and further describes the security.

A Treasury Bill in the amount of $335,000, CUSIP #9127942Q6, held by Norwest Investment Services, Inc. in safekeeping account #01487883 and all additions, substitutions and replacements thereof.

COLEMAN NATURAL PRODUCTS, INC.

By:    /s/ Lee N. Arst
       ----------------------------
Title: Pres / CEO
       ----------------------------

By:    /s/ Richard P. Dutkiewicz
       ----------------------------
Title: Vice President & CFO
       ----------------------------

                                                         360 DAY PROMISSORY NOTE

--------------------------------------------------------------------------------
 NORWEST BANK COLORADO, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
 Bank's Address, City, State & Zip Code
 1740 BROADWAY, DENVER, CO 80274
--------------------------------------------------------------------------------
   FOR BANK USE ONLY      Face Amount  Rate (% per year) Note Date Maturity Date
-------------------------
Customer No. Loan No.
 1010159010  0-0008039904 $235,000.00      **  %         10/11/1996   DEMAND
--------------------------------------------------------------------------------
 Maker                                 Home Phone           Business Phone

 Coleman Natural Products, Inc.                             303-297-9393
--------------------------------------------------------------------------------
 Street Address, City, State, Zip Code
 5140 Race Ct., Suite 4 Denver, CO 80216
--------------------------------------------------------------------------------
 Security
 Treasury Bill
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The captions in the boxes above, and the names, dates, amounts and other information therein, are defined terms and are hereby incorporated in the note provisions below. Maker promises to pay to the order of Bank at Bank's address the Face Amount with interest on the unpaid balance of the Face Amount from the Note Date at the Rate indicated above (based upon a year of 360 days and computed for the actual number of days elapsed). Principal and interest shall be payable as follows:

    Interest shall be payable monthly on the lst day of each month beginning 11/01/1996. The balance of principal plus accrued interest shall be payable on demand. If no demand is made, balance of principal plus accrued interest shall be payable at maturity of 5-1-97.

    **The interest rate shall be at an annual rate one-half of one percentage point above the Norwest Bank Colorado, National Association Prime Rate, effective the same day of its change. Prime Rate shall mean the interest rate charged by Norwest Bank Colorado, National Association as announced or published by the Norwest Bank Colorado from time to time as its Prime Rate, and may not be the lowest interest rate charged by the Bank.

    This promissory note represents the indebtedness under the letter of credit issued pursuant to that certain Application of Clean Sight Letter of Credit dated 10/27/1995, in the amount of $235,000.00 on behalf of Coleman Natural Meats, Inc. in favor of the Commissioner of Agriculture.

  Overdue principal and (to the extent legally enforceable) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a rate four percentage points above the rate in effect at the time such principal or interest becomes due.
  At the option of the holder of this note (the "holder") the unpaid balance of this note plus accrued interest and all other obligations of Maker to the holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall become immediately due and payable without notice or demand if
(a) any payment required by this note is not made when due, or (b) a default or event of default occurs under any loan or security agreement or instrument executed as security for or in connection with this note, or (c) the holder at any time in good faith believes that the prospect of any payment required by this note is impaired, whether or not such belief is caused by any act or failure to act of any Maker or of any endorser, guarantor or accommodation party of or on this note (hereafter collectively referred to as "any other signer").
  Maker and any other signer (1) waive presentment, notice of dishonor and protest, (2) assent to any extension of time with respect to any payment due under this note, to any substitution or release of collateral and to the addition or release of any party, and (3) agree that Bank may apply, as Bank elects, any payment received after default to any portion of Maker's obligations hereunder. No waiver of any payment or other right under this note shall operate as a waiver of any other payment or right. Maker and any other signer shall pay all reasonable costs of collection, including attorneys' fees, paid or incurred by the holder in enforcing this note on default.
  This note (a) is secured by the Security indicated above, if any, and (b) shall be construed under and governed by the laws of Colorado. If there is more than one Maker, all of the provisions of this note shall apply to each and any of them.

  THE ARBITRATION TERMS AND CONDITIONS ON THE BACK OF THIS PAGE ARE A PART OF AND INCORPORATED INTO THIS NOTE.

                                            Coleman Natural Products, Inc.
-------------------------------
      FOR BANK USE ONLY                     By:  /s/  Lee N. Arst
-------------------------------                  -----------------------------
 Single L.O.C.                              Title:  Pres CEO
 Jackie Murphy
 Daryl Moellenberg                          By:  /s/  Richard P. Dutkiewicz
                                                 -----------------------------
-------------------------------             Title: Vice President & CFO

                                ARBITRATION

1. Agreement to Arbitrate: Subject to the provisions of the next paragraph below, Bank and Maker agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way to the loan and related loan documents which are the subject of this note and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, collection, enforcement, default or termination.

     Nothing in the preceding paragraph, nor the exercise of any right to arbitrate thereunder, shall limit the right of any party hereto (1) to foreclose against any real or personal property collateral by the exercise of the power of sale under a deed of trust, mortgage, or other security agreement, or instrument, or applicable law; (2) to exercise self-help remedies such as setoff or repossession; or (3) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit to provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies.

2. Selection of Arbitrator. If the amount in dispute is $500,000.00 or more, arbitration hereunder shall be before a three-person panel of neutral arbitrators, consisting of one person from each of the following categories:
(1) an attorney who has practiced in the area of commercial law in the State of Colorado for at least eight (8) years or a retired judge at the district court or appellate court level from the State of Colorado; (2) a person with at least eight (8) years experience in commercial lending; and (3) a person with at least eight (8) years experience in the wholesale meat industry. The parties to the dispute or their representatives shall obtain from AAA a list of persons meeting the criteria outlined above and the parties shall select the person in the manner established by the AAA.

     If the amount in dispute is less than $500,000.00, the arbitration shall be conducted before one arbitrator who shall be an attorney who has practiced in the area of commercial law for at least eight (8) years or a retired judge at the District Court or an appellate court level. The parties to the dispute or their representatives shall obtain from AAA a list of the persons meeting the criteria outlined above and the parties shall select the person in the manner established by the AAA.

3. Governing Laws and Rules: Such arbitration shall proceed in the State of Colorado in the city or county (if the Bank is not located in a city) wherein the Bank is located, shall be governed by Colorado law, including all applicable statutes of limitations, and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction.

4. Discovery: In any arbitration hereunder: (1) the arbitrator(s) shall decide (by documents only or with a hearing, at the arbitrators' discretion) any pre-hearing motions which are substantially similar to pre-hearing motions to dismiss for failure to state a claim or motions for summary adjudication; (2) discovery shall be permitted, but shall be limited as provided in Rule 26.1 (c) of the Colorado Rules of Civil Procedure, and shall be subject to the scheduling by the arbitrator(s), and any discovery disputes shall be subject to final determination by the arbitrator(s); and (3) the arbitrator(s) shall award costs and expenses of the arbitration proceeding in accordance with the provisions of the loan agreement, promissory note and/or other loan documents.

GENERAL SECURITY AGREEMENT
(Including Pledge of Securities by Borrower)



1.   Debtor (name and address(1)):
                    COLEMAN NATURAL PRODUCTS, INC.


                    5140 Race Ct., Suite 4
                    DENVER, CO 80216

2.   Bank:          NORWEST BANK COLORADO, NATIONAL ASSOCIATION
                    1740 BROADWAY
                    DENVER, CO  80274

3.   Collateral:    Treasury Bill in the amount of $335,000.00,
                    CUSIP #9127942Q6, held by Norwest Investment Services,
                    Inc. in safekeeping account #01487883 and all additions, substitutions, and replacements thereof.



and all money, securities and other instruments, documents, chattel paper, accounts, contract rights, general intangibles, credits, claims, demands and any other property, rights and interests of Debtor which shall at any time come into the possession, custody or control of Bank for any purpose and in any manner. Bank shall be deemed in possession of any of the Collateral in transit to Bank.

4. Obligations: (a) All indebtedness evidenced and created by the following described promissory note (the "Note") payable to the order of Bank, and all renewals, extensions and amendments thereof:

Date:            October 11, 1996

Amount:          $235,000.00 Plus Interest

Maturity Date:   May 01, 1997


Maker (if other than Debtor):

(b) future advances made by Bank to Debtor, plus interest thereon; (c) all expenditures made or incurred by Bank pursuant to the provisions of the Note and this agreement; and (d) all other obligations of Debtor to Bank, direct or indirect, absolute or contingent, now existing or hereafter arising.

Other:

THE TERMS AND CONDITIONS ON THE REVERSE SIDE ARE A PART OF THIS AGREEMENT.

Dated:  October 11, 1996

                                       COLEMAN NATURAL PRODUCTS, INC.

                                       By:  /s/ Lee N. Arst
                                           ----------------------------------
                                       Title: President/CEO

                                       By:  /s/ Richard P. Dutkiewicz
                                           ----------------------------------
                                       Title: Vice President/CFO

ADDITIONAL TERMS AND CONDITIONS

5. SECURITY INTEREST. To secure payment and performance of the Obligations, Debtor hereby grants to Bank a security interest in the Collateral and in its products and accessions.

6.   WARRANTIES AND REPRESENTATIONS.  Debtor warrants and represents to Bank:
(a) Debtor has title to the Collateral free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, prepayments, defenses and conditions precedent except as disclosed thereon or to Bank; (b) the Collateral is enforceable in accordance with its terms, is genuine and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be; (c) no financing statement covering any of the Collateral is on file in any public office other than those: (i) which reflect the security interest created by this agreement or (ii) to which Bank has specifically consented; (d) if Debtor is a corporation, its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this agreement; (e) the execution and delivery of this agreement will not violate any law or agreement governing Debtor or to which Debtor is a party; and (f) all information and statements on the front page of this agreement are true and correct.

(1) If any of the Collateral is accounts or general intangibles, give also, if different, the address of Debtor's chief executive office.

7. COVENANTS OF DEBTOR. Unless and until Bank consents in writing to another course of action, Debtor covenants and agrees: (a) Bank will also have a security interest in all securities and other property, rights or interests of any description at any time issued or issuable as an addition to, in substitution or exchange for or with respect to the Collateral, including without limitation shares issued as dividends or as the result of any reclassification, split-up or other corporate reorganization. Debtor will hold in trust for and deliver promptly to Bank, in the exact form received, all such securities or other property that comes into the possession, custody or control of Debtor. Upon demand Debtor will execute, assign and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments and other evidences of payment or writings constituting or relating to any of the Collateral or such other property. All assignments and endorsements by Debtor will be in such form and substance as may be satisfactory to Bank and Debtor hereby waives presentment, notice of dishonor, protest, demand and all other notices with respect thereto. (b) If Bank at any time deems the Collateral unsatisfactory, upon demand Debtor will furnish such additional collateral or make such payment upon the Obligations as Bank may* request. (c) Debtor will not sell or assign any of the Collateral, will keep it free of liens, security interests and adverse claims other than the security Interests contemplated by (c) or paragraph 6; will promptly notify Bank of any event of default as defined in paragraph 9; will defend the Collateral against the claims and demands of all persons, and will pay promptly all taxes and assessments with respect to the Collateral. (d) At its option Bank may discharge taxes, liens, security interests and other claims against the Collateral and may pay for the maintenance, preservation and protection thereof, including costs and expenses incidental to any actions undertaken by Bank pursuant to paragraph 8. Debtor will reimburse Bank on demand for any payments so made. Any such payments by Bank shall become part of the Obligations, bearing interest at the same rate as the Note. (e) Debtor will from time to time execute financing statements and other documents in form satisfactory to Bank (and pay the cost of filing or recording them in whatever public offices the Bank deems necessary) and perform such other acts as Bank may request to perfect and maintain a valid security interest in the Collateral.
*reasonably

8. RIGHTS OF BANK. (a) Bank shall be deemed to have exercised reasonable care In the custody and preservation of the Collateral if it takes such action for that purpose as Debtor shall request, but failure to honor any such request shall not of itself be deemed a failure to exercise reasonable care. Bank shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties nor to protect, preserve or maintain any security interest given to secure the Collateral. (b) In its discretion and without notice Bank may take any one or more of the following actions (and Bank is hereby irrevocably appointed Debtor's attorney-in-fact to accomplish this), without liability except to account for property actually received by it: (i) transfer to or register in its name or the name of its nominee any of the Collateral, with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligations in any order of priority; (ii) insure any of the Collateral; (iii) exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as Bank may determine, (iv) in its names or in the name of Debtor demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Debtor; (v) make any compromise or settlement deemed advisable with respect to any of the Collateral; (vi) renew, extend, or otherwise change the terms and conditions of any of the Collateral or the Obligations*;
(vii) release any Collateral or any property given as security for any of the Obligations, and (viii) add or release any guarantor, endorser, surety or other party to any of the Collateral or the Obligations. (c) Bank shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to bank in this agreement, and shall not be responsible for any failure to do so or delay in so doing.
*Upon written request of Debtor

9.   THE EVENTS OF DEFAULT ARE SET FORTH IN THE LOAN AGREEMENT.

10. REMEDIES. (a) Upon the occurrence of any event of default and at any time thereafter Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code ("UCC") as then in effect in Colorado, regardless of whether the UCC applies to the security transactions covered by this agreement, Including without limitation the right to accelerate the maturity of the Obligations, without notice or demand, and to take possession of the Collateral and any proceeds thereof wherever located. Debtor shall make the Collateral available to Bank at a place to be designated by Bank that is reasonably convenient for both parties. If notice is required, Bank shall give to Debtor at least five days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other Intended disposition is to be made. (b) if Bank in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, Bank may sell such Collateral privately or in any other manner deemed advisable by Bank at such price or prices as Bank determines in its sole discretion. Debtor recognizes that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Bank may result in a lower sales price than if the sale were otherwise held. (c) As a supplementary or additional remedy, Bank shall also be entitled, without notice or demand and to the extent permitted by law: (i) to exercise or continue to exercise all of the rights granted to Bank in paragraph 8 or (ii) to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights granted to Bank in paragraph 8. (d) Bank may also cause any of the Collateral to be transferred to or registered in its name or the name of its nominee and, whether or not transferred or registered, may exercise or cause to be exercised all voting powers with respect to such Collateral as if the absolute owner thereof. For this purpose Bank Is hereby irrevocably appointed Debtor's attorney-in-fact. (e) To the extent allowed by law, Debtor shall pay Bank all expenses of retaking, holding, preparing for sale, selling and the like, Including reasonable attorneys'fees and legal expenses, and such costs shall be paid out of the proceeds of disposition of the Collateral. Such proceeds may be applied to the Obligations in any order of priority determined by Bank.

11. GENERAL. (a) The terms "Debtor," "Bank," "Collateral," "Obligations" and "Note" are defined In paragraphs 1, 2, 3 and 4. Where Debtor and the obligor on the Obligations are not the same, the term "Debtor" herein means the owner of the Collateral in any provision dealing with the Collateral, the obligor in any provision dealing with the Obligations, and both where the context so requires. (b) No default shall be waived by Bank except in writing and no waiver of any payment or other right under this agreement shall operate as a waiver of any other payment or right. (c) Bank may assign, transfer or deliver any of the Collateral to any transferee of any of the Obligations, and thereafter shall be fully discharged from all responsibility with respect to such Collateral. The transferee shall be vested with all the powers and rights of Bank hereunder with respect to such Collateral, but Bank shall retain all rights and powers hereunder with respect to any of the Collateral remaining. (d) If there is more than one Debtor, all the terms and conditions of this agreement shall apply to each and any of them. (e) Without affecting any obligations of Debtor under this agreement Bank without notice or demand may renew or extend any of the Obligations; release any Collateral, and add or release any guarantor, endorser, surety or other party to any of the Obligations. (f) Any consent, notice and other communication required or contemplated by this agreement shall be in writing and it shall be deemed given three (3) days after being mailed if mailed, postage prepaid, to Debtor at the address given on the reverse side hereof or at such other address given by notice as herein provided. (g) A carbon, photographic or other reproduction of this agreement or a financing statement shall be sufficient as a financing statement. (h) Debtor hereby expressly grants Bank a power of attorney, and appoints and constitutes Bank as Debtor's agent, for the purposes and with the power to sign on behalf of Debtor in Debtor's name, one or more financing statements covering any of the Collateral described herein or in any other
Bank security agreement executed by Debtor. (i) Debtor hereby authorized each city, county, state or federal government to release to Bank all information which Bank may request pertaining to any sales, use or other taxes imposed by such government entity, other than personal or corporate income tax. The state may retain a copy of this agreement. (j) This agreement shall be construed under and governed by the laws of Colorado. (k) All of the rights of Bank under this agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall be binding upon the heirs, legal representatives, successors and assigns of Debtor.
This Agreement is subject to Arbitration in accordance with the Loan Agreement.

******  See Exhibit A which is attached hereto and incorporated herein.

                                  EXHIBIT A


This Exhibit is attached and made a part of the General Security Agreement for Inventory and Accounts between Coleman Natural Products, Inc. (Borrower) and Norwest Bank Colorado, National Association (Bank) and further describes the changes in the General Security Agreement.


COLEMAN NATURAL PRODUCTS, INC.


By:  /s/ Lee N. Arst
   -------------------------------
Title:   President/CEO
       ---------------------------

By:  /s/ Richard P. Dutkiewicz
   -------------------------------
Title:   Vice President/CEO
       ---------------------------